B E L L A G I O

Robert H. Baldwin
    President

December 1, 1999



Mr. Stephen A. Wynn
Chairman of the Board and
  Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

  Re:    Amendment No. 6 to Fine Art Rental Agreement

Dear Steve:

Pursuant to Paragraph 3 of the letter agreement dated
December 31, 1998 between Bellagio and you (the "Rental
Agreement"), this letter confirms our agreement that, effective this date, the following work of fine art shall be added to Exhibit A to the Rental Agreement for the following monthly rent:

              Work                          Monthly Rent

     "Head of a Woman (Tete de Femme)"          $ 706
     by Henri Matisse (1950, brush and
     black ink on ivory wove arches
     paper,  20-3/4 x 16 inches)

Please sign below to confirm your agreement to the foregoing.
My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO                     I hereby agree to the foregoing.


By: ROBERT H. BALDWIN                    STEPHEN A. WYNN
    -------------------            ---------------------------
    President and Chief                  STEPHEN A. WYNN
    Executive Officer

cc:  Bruce A. Levin          James E. Pettis
     Peter C. Walsh          George J. Panek

                P.O. BOX 7700, LAS VEGAS, NEVADA 89117-7700

                             Exhibit 10.71